Exhibit 99.1
Raymond James 27th Annual Institutional Investors Conference Presented by: Brian A. Ross, Chief Financial Officer March 6, 2006 Cincinnati Bell Inc. Investor Meeting August 2, 2006

Agenda Strategy Overview Jack Cassidy, President and Chief Executive Officer Operations Update Rod Dir, Chief Operating Officer Financial Update Brian Ross, Chief Financial Officer Closing Remarks Question & Answer

Forward-Looking Statements Certain of the statements and predictions contained in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act. In particular, any statements, projections or estimates that include or reference the words "believes," "anticipates," "plans," "intends," "expects," "will," or any similar expression fall within the safe harbor for forward-looking statements contained in the Reform Act. Actual results or outcomes may differ materially from those indicated or suggested by any such forward-looking statement for a variety of reasons, including but not limited to, Cincinnati Bell's ability to maintain its market position in communications services, including wireless, wireline and internet services; general economic trends affecting the purchase or supply of communication services; world and national events that may affect the ability to provide services; changes in the regulatory environment; any rulings, orders or decrees that may be issued by any court or arbitrator; restrictions imposed under various credit facilities and debt instruments; work stoppages caused by labor disputes; adjustments resulting from year-end audit procedures; and Cincinnati Bell's ability to develop and launch new products and services. More information on potential risks and uncertainties is available in recent filings with the Securities and Exchange Commission, including Cincinnati Bell's Form 10-K report, Form 10-Q reports and Forms 8-K. The forward-looking statements included in this presentation represent estimates as of the date on the first slide. It is anticipated that subsequent events and developments will cause estimates to change.

Strategy Overview Jack Cassidy President and Chief Executive Officer

Key Takeaways Results clearly demonstrate consistent execution and sustainability of performance Wireless subscriber growth is back on track and margins are recovering Access line subscriber trends indicate that bundling is an effective competitive tactic Free cash flow is strong and stable; yield provides attractive return to shareholder

Why Cincinnati Bell? Solid strategy. Solid execution. Solid investment. Attractive valuation High cash flow yield relative to peers Net operating loss carry-forwards preserve operating cash flow Paying down debt reduces interest payments and accelerates cash flow Integrated business model Bundling leads to high penetration of additional services Over 60% of revenue non-traditional ILEC voice and growing Industry leading access line loss performance despite urban geography Platform for future growth Loyal customer base is channel for new products Positioned for inter- operability of wireline and wireless Data Centers and IPTV opportunities

Leading Market Share Across Products Cincinnati Bell AT&T MCI Sprint Other Don't Know Long Distance 0.76 0.06 0.03 0.02 0.08 0.05 Cincinnati Bell Verizon Cingular Sprint T-Mobile Nextel Other Primary Wireless Provider 0.35 0.29 0.1 0.1 0.07 0.05 0.04 Zoomtown Roadrunner Insight Other Don't Know High-Speed Internet Provider 0.53 0.3 0.08 0.07 0.02 Cincinnati Bell Time Warner/Digital Phone Local Access 0.965 0.035 #1 in Local Phone Access #1 in Long Distance #1 in Wireless #1 High-Speed Internet There's Cincinnati Bell...and then there's everyone else. Source: Company market research, March 2006

Source: Company data Diversified Customers, Products and Services Wireline Voice Wireline Data Wireless Hardware/Managed Services Other 2005 0.36 0.18 0.2 0.18 0.08 Greater than 50% of revenue comes from business with multiple revenue sources 2Q06 Revenue = $323 million Consumer Business 2005 Revenue 0.44 0.56 Business Consumer Wireline Voice Wireline Data Wireless Hardware/ Managed Services Other (includes Long Distance)

Strong Free Cash Flow Yield Comparably high yield despite strong and sustainable free cash flow 2006 cash flow yield estimates from JP Morgan 6.8.06; CBB yield = 2006 FCF guidance (~$152 million)/market capitalization; closing price 7.31.06 * Supported by $1.7B in federal net operating loss carry forwards BLS T VZ Q CTL CZN CBB FCF Yield 0.0463 0.0592 0.0931 0.1039 0.1105 0.119 0.151

Executing Our Strategy De-lever Return value to shareholders Grow Invest wisely to drive growth Defend Generate free cash flow

Interest Expense Savings Improves Cash Flow Q103 Q203 Q303 Q403 Q104 Q204 Q304 Q404 Q105 Q205 Q305 Q405 Q106 Q206 Interest Expense 42.7 60.6 67 60.4 50.9 50.7 50.6 51.3 50.5 49.6 47 37.3 39.6 40.3 Accelerates ability to de-lever going forward $82 $460 Dollars in millions 2003 includes $17.6 million loss on the extinguishment of debt.

1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 Custom Connections Penetration 0.1445 0.1641 0.1825 0.2035 0.2275 0.2425 0.2494 0.2579 0.27 0.28 Defending Core Consumer Franchise 27% Super Bundle* Penetration * Local and long distance, plus wireless or DSL or both - all on a single bill. Bundling leverages our right to win and is a key to our success 28%

1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 Revenue Per Household 74.33 75.88 77.36 76.99 77.73 78.3 77.41 78.31 80.84 82.53 Source: Company data; In-territory measure including local, long distance, Internet and wireless revenue Increasing Revenue per Household Bundle penetration drives record high Share of Wallet Year-over-year growth 4% 5%

Growth Opportunities - Data Centers "Smart Build" investment approach Tier 3 data centers separated across CBB geography Three separate centers at current capacity Expect further expansion with customer demand

Growth Opportunities - IPTV Completion of the consumer bundle Evaluating best technology to deliver capacity of 20 mbps to 25 mbps Opportunity to leverage existing data network (possibly upgraded DSL)

History of Innovation 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006

Operations Overview Rod Dir Chief Operating Officer

Postpaid Subscriber Growth Re-Ignited 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 Postpaid Net Additions 7000 -200 -10500 -1800 -6700 -3400 4100 14700 12700 11600 Postpaid Churn 0.0184 0.0195 0.0368 0.0278 0.0264 0.0221 0.0215 0.0181 0.0137 0.0164 Source: Company data Improved Churn and Gross Adds Driving Steady Net Adds

1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 Voice ARPU 47.28 50.27 49.4 46.02 43.44 44.43 42.85 40.67 39.95 42.24 Data ARPU 1.65 1.88 1.91 2.23 2.56 3 3.38 3.67 4.76 5.46 New Plans & Data Driving ARPU Growth Source: Company data; excludes outcollect Data subscribers have nearly doubled since 2Q05 45% 40% 35% 30% 25% 20% 15% 10% 0% 5% Data Penetration

Innovative Calling Plan Leads the Industry Unlimited calling to all Cincinnati Bell landline and wireless phone numbers - $10 bolt-on Family plans strengthen the bundle On the vanguard of inter-operability

TDMA Subscriber Migration Complete Migration to GSM network completed on June 30 Accelerated migration of 70,800 subscribers in first half of 2006 GSM network provides long-term cost savings Reduced cost and capital with more efficient spectrum allocation 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 TDMA Migrations 20700 22700 22400 22300 19600 51200 20,700 22,700 22,400 22,300 19,600 51,200 TDMA Subscribers Migrated

Retooling Prepaid Broad rate plan selection Traditional pay-per-use Unlimited mobile-to-mobile Unlimited nights and weekends Unlimited voice, SMS and MMS Improved cost model Reduce "phantom" churn through new dealer compensation plan

Keys to Increasing Wireless Margins Completed TDMA to GSM Migration Increase penetration of Unlimited Everyday Calling and data plan to new and existing subscribers Continue focus on churn Improve network efficiencies Transition to new prepaid business model

Improving Access Line Performance 1Q04 2Q 3Q 4Q 1Q05 2Q 3Q 4Q 1Q06 2Q In-Territory (Residential & Business) -0.033 -0.033 -0.034 -0.038 -0.041 -0.047 -0.052 -0.05 -0.0521 -0.05 Total Cincinnati Bell -0.028 -0.021 -0.016 -0.016 -0.021 -0.034 -0.042 -0.041 -0.041 -0.036 Stabilizing trend in recent quarters

Out-of-Territory Access Lines 2Q05 3Q05 4Q05 1Q06 2Q06 Out-of-territory 32100 35300 37700 40200 43600 Company data Out-of-territory expansion continues

Defending Total Access Lines Verizon BellSouth AT&T Embarq Qwest CenturyTel Citizens Windstream Cincinnati Bell Access Line Loss -0.074 -0.067 -0.061 -0.056 -0.053 -0.046 -0.036 Better than RBOCs and large rural LECs 2Q06 Access Line Performance Not Yet Reported Not Yet Reported

2001 2002 2003 2004 2005 2Q06 DSL Subscribers 61 75 99.533 130.806 162.534 177 Driving Growth in DSL Source: Company reports DSL penetration of primary consumer access lines reached 29% in 2Q06 Year-End DSL Subscribers 61,000 75,000 100,000 131,000 163,000 177,000

Delivering Solutions for Business Customers Reliable and dependable Six national customer service awards Industry-leading wireline network trouble rates Best wireless network End-to-end functionality Data Center "smart build" investment Managed services applications Total Access bundle

Defending Business Customers 1Q04 2Q 3Q 4Q 1Q05 2Q 3Q 4Q 1Q06 2Q Business Access Lines 308.3 307.6 308.3 307.7 308.3 307.1 306.8 308.5 307.2 308 2003 2004 2005 2006 YTD Hardware 49.82 63.35 106.6 61 Managed Services 66.58 57.16 66.1 36 Stable access lines & growing applications revenue 2004 2005 Business Access Lines (000s) Hardware & Managed Services Revenue* *Excludes revenue associated with sold assets $ mil 2006

Competitive Environment

Financials Overview Brian Ross Chief Financial Officer

2Q06 Financial Highlights 2Q05 2Q06 Revenue 315 323 Revenue $315 $323 2Q05 2Q06 Adjusted EBITDA 124 116 EBITDA $124 2Q05 2Q06 Free Cash Flow 42 52 Net Financing Impact Free Cash Flow $42 $52 Dollars in millions $116

Increasing Total Revenue 2Q05 Revenue Local Voice Data Wireless Service H&MS Other 2Q06 Inputs 315 323 $6 In millions Cincinnati Bell 2Q06 Revenue Variance Analysis $(8) $5 $5 $4 $3 $315 $323

Stable CBT EBITDA 2Q05 Local Voice Data & Other COPS SG&A 2Q06 Inputs 96.9 96 In millions CBT 2Q06 EBITDA Variance Analysis $97 $96 $(8) $5 $2 $(0.2)

Matching Cost Reduction to Line Loss 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 Employees per Access Line 26.11 26.42 26.47 26.57 26.21 26.45 26.6 25.95 25.06 25.37 Source: Company data (Local segment) Employees per 10,000 Access Lines

Source: Company reports Verizon AT&T BellSouth Embarq CenturyTel Windstream Cincinnati Bell Operating Margin 0.127 0.145 0.249 0.257 0.271 0.377 Industry-Leading ILEC Margins Far better than RBOCs; traditionally second only to highly subsidized Windstream 2Q06 LEC Operating Margin Not Yet Reported

2Q05 3Q05 4Q05 1Q06 2Q06 EBITDA 19 9 6 11 13 Acquistion 11 14 19 14 15 Migration 1 2 2 1 3 $31 $25 $26 $26 $31 Increasing CBW Subscriber Margin Funding increased subscriber acquisition and migration expenses

$100 $105 $110 $115 $120 $125 $130 2Q05 Customer Base CBW Acquisition/Migration BRCOM 2Q06 EBITDA Stable in Existing Customer Base $6 In millions Cincinnati Bell 2Q06 EBITDA Variance Analysis $(8) $(1) $(6) $4 $3 $124 $116 $123 $(2)

Free Cash Flow Growing Interest payments affecting the seasonality $ in millions

Interest Payments Decreasing Seasonality changed by Goldman refinancing

2006 Financial Guidance Category 2005 Actual 2006 Guidance Revenue $1.2 billion Approximately flat at $1.2 billion Adjusted EBITDA $476 million Approximately $460 million Capital Expenditures $143 million; 12% of revenue Approximately 12% of revenue Free Cash Flow $152 million Approximately flat at $152 million* * Excludes the company's 2006 first quarter $83 million purchase of the 20% minority stake of Cincinnati Bell Wireless. Reaffirming guidance provided in February

Closing Remarks Jack Cassidy President and Chief Executive Officer

Review of Key Points History of proven & consistent execution De-levered and restructured balance sheet Bundling drives DSL growth and continues to slow access line loss despite competitive, urban market Wireless growth re-ignited and positioned for margin expansion Attractive asset mix Stable and diverse revenue base Positioned for future wireline/wireless inter-operability Net operating loss carry forwards preserve operating cash flow Platform for the future IPTV (in-territory) & possibly new data center geographies Attractive valuation High cash flow yield relative to peers

Question & Answer Session

Raymond James 27th Annual Institutional Investors Conference Presented by: Brian A. Ross, Chief Financial Officer March 6, 2006 Thank you for joining us! August 2, 2006

Non-GAAP Financial Measures This presentation contains information about adjusted earnings before interest, taxes, depreciation and amortization (EBITDA), free cash flow and net debt. These are non-GAAP financial measures used by Cincinnati Bell management when evaluating results of operations and cash flow. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past and future periods. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Detailed reconciliations of adjusted EBITDA, free cash flow and net debt to comparable GAAP financial measures are included in this presentation and available in the Investor Relations section of www.cincinnatibell.com. Adjusted EBITDA provides a useful measure of operational performance. The company defines EBITDA as GAAP Operating Income plus depreciation, amortization, restructuring charges, asset impairments and other special items. Adjusted EBITDA should not be considered as an alternative to comparable GAAP measures of profitability and may not be comparable with other Adjusted EBITDA as defined by other companies. Free cash flow provides a useful measure of operational performance, liquidity and financial health. The company defines free cash flow as SFAS 95 cash provided by (used in) operating, financing and investing activities, adjusted for the issuance and repayment of long-term debt and credit facilities and for the proceeds from the sale or the use of funds from the purchase of business operations. Free cash flow should not be considered as an alternative to net income (loss), operating income (loss), cash flow from operating activities, or the change in cash on the balance sheet and may not be comparable with free cash flow as defined by other companies. Net debt provides a useful measure of liquidity and financial health. The company defines net debt as the sum of the face amount of short-term and long-term debt and unamortized premium and/or discount, offset by cash and cash equivalents.

Non-GAAP Reconciliation